INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]     Preliminary Proxy Statement
[_]     Confidential,  for Use of the  Commission  Only (as permitted by Rule
        14a-6(e)(2)
[_]     Definitive Proxy Statement
[_]     Definitive Additional Materials
[_]     Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                        ALLOU HEALTH & BEAUTY CARE, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                        ALLOU HEALTH & BEAUTY CARE, INC.
                   ------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
        14a-6(j)(2).
[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


1)      Title of each class of security to which transaction applies:

        -------------------------------------------------------------

2)      Aggregate number of securities to which transaction applies:

        -------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        -------------------------------------------------------------

4)      Proposed maximum aggregate value of transaction:

        -------------------------------------------------------------

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)      Amount Previously Paid:

        -------------------------------------------------------------

2)      Form, Schedule or Registration Statement No.:

        -------------------------------------------------------------

3)      Filing Party:

        -------------------------------------------------------------

4)      Date Filed:

        -------------------------------------------------------------

                        ALLOU HEALTH & BEAUTY CARE, INC.
                               50 Emjay Boulevard
                            Brentwood, New York 11717

                    ----------------------------------------

                    Notice of Annual Meeting of Stockholders

                               September 11, 1996
                    ----------------------------------------

             NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Stockholders (the "Meeting") of ALLOU HEALTH & BEAUTY CARE, INC., a Delaware corporation (the "Company"), will be held in the Boardroom of the American Stock Exchange located at 86 Trinity Place, New York, New York 10006, on Wednesday, September 11, 1995, 10:00 a.m., to consider and act upon the following:

              1. The election of the seven (7) persons named in the accompanying Proxy Statement to serve as the Board of Directors of the Company until the next Annual Meeting of Stockholders and until their successors are elected and qualified;

              2. Approval of the Company's 1995 Nonqualified Stock Option Plan, which provides for up to 500,000 shares of the Company's Class B Common Stock to be issued to key employees (including officers and directors) of the Company, as more fully set forth in the Proxy Statement;

              3. Approval of the Company's 1996 Stock Option Plan, which provides for up to 1,000,000 shares of the Company's Class A Common Stock to be issued to employees (including officers and directors) of the Company, as more fully set forth in the Proxy Statement;

              4. Approval of an amendment to the Company's Certificate of Incorporation (i) to confirm that the shares of Class B Common Stock are convertible at any time into shares of Class A Common Stock on a one-for-one basis, which previously has been included in the Company's public disclosures; (ii) to provide that the shares of Class B Common Stock are freely transferable; and (iii) to increase the authorized Class B Common Stock from 1,700,000 to 2,200,000 shares; and

              5. The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

Only stockholders of record of the Class A Common Stock, $.001 par value, and the Class B Common Stock, $.001 par value, of the Company at the close of business on July 18, 1996 are entitled to receive notice of and to attend the Meeting. At least 10 days prior to the Meeting, a complete list of the stockholders entitled to vote will be available for inspection by any stockholder, for any purpose germane to the Meeting, during ordinary business hours, at 1211 Avenue of the Americas, 17th floor, New York, New York 10036. If you do not expect to be present, you are requested to fill in, date and sign the enclosed Proxy, which is solicited by the Board of Directors of the Company, and to mail it promptly in the enclosed envelope. In the event you decide to attend the Meeting in person, you may, if you desire, revoke your Proxy and vote your shares in person.

Dated: July __, 1996

                                         By Order of the Board of Directors

                                         JACK JACOBS
                                         Secretary


                                    IMPORTANT

            THE RETURN OF YOUR SIGNED PROXY AS PROMPTLY AS POSSIBLE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING.NO POSTAGE IS REQUIRED IF THE PROXY IS RETURNED IN THE ENVELOPE ENCLOSED FOR YOUR CONVENIENCE AND MAILED IN THE UNITED STATES.

                        ALLOU HEALTH & BEAUTY CARE, INC.
                               50 Emjay Boulevard
                            Brentwood, New York 11717

                    ----------------------------------------

                                 Proxy Statement
                         Annual Meeting of Stockholders
                               September 11, 1995

                    ----------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Allou Health & Beauty Care, Inc., a Delaware corporation (the "Company"), to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held in the Boardroom of the American Stock Exchange, 86 Trinity Place, New York, New York 10006 on Wednesday, September 11, 1995 at 10:00 A.M., local time, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement.

         The principal executive offices of the Company are located at 50 Emjay Boulevard, Brentwood, New York 11717. The approximate date on which this Proxy Statement and accompanying Proxy will first be sent or given to stockholders is July ___, 1995.

         A Proxy, in the accompanying form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted in favor of the proposal and in accordance with the judgment of the person or persons voting the proxies on any other matter that may be brought before the Meeting. Each such Proxy granted may be revoked at any time thereafter by writing to the Secretary of the Company prior to the Meeting, by execution and delivery of a subsequent proxy or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy. The cost of soliciting proxies will be borne by the Company. Following the mailing of the proxy materials, solicitation of proxies may be made by officers and employees of the Company, or anyone acting on their behalf, by mail, telephone, telegram or personal interview.

                                VOTING SECURITIES

         Stockholders of record as of the close of business on July 18, 1996 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. On the Record Date, there were 4,552,225 outstanding shares of Class A Common Stock, $.001 par value ("Class A Common Stock"), and 1,200,000 outstanding shares of Class B Common Stock, $.001 par value ("Class B Common Stock," together with the Class A Common Stock, are hereinafter collectively referred to as, the "Common Stock"). Each holder of Class A Common Stock is entitled to one vote for each share held by such holder and each holder of Class B Common Stock is entitled to five votes for each share held by such holder. By virtue of their holdings of Class A Common Stock and Class B Common Stock, the officers and directors of the Company will be able to pass the four proposals being submitted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting.

         Proxies submitted that are voted to abstain with respect to the matter will be considered cast with respect to that matter. Proxies subject to broker non-votes with respect to such matter will not be considered cast with respect to that matter.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth as of July 18, 1996 certain information regarding the ownership of voting securities of the Company by each stockholder known to the management of the Company to be (i) the beneficial owner of more than 5% of the Company's outstanding Common Stock, (ii) the directors during the last fiscal year and nominees for director of the Company, (iii) the executive officers named in the Summary Compensation table herein under "Executive Compensation" and (iv) all executive officers and directors as a group. The Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares.


                                                                 Amount and Nature
                   Name and                                   of Beneficial Ownership                           Percent of
                                                              -----------------------                           ----------
              Principal Position                       Class B                   Class A             Class B               Class A
              ------------------                       -------                   -------             -------               -------
Victor Jacobs                                        687,500(1)(2)             70,100(3)(4)            52.88%                1.52%
Chairman of the Board and
Chief Executive Officer

Herman Jacobs                                        393,750(1)(2)             85,000(3)(5)            30.29%                1.83%
President and
Chief Operating Officer

Jack Jacobs                                          393,750(1)(2)             85,000(3)(6)            30.29%                1.83%
Vice President of Purchasing and
Secretary

Ramon Montes                                          25,000(2)               123,500(3)(7)            2.08%                2.64%
Executive Vice President

David Shamilzadeh                                         ---                  77,750(3)(8)              ---                 1.68%
Senior Vice President of Finance and
Chief Financial Officer

Sol Naimark                                               ---                      ---                   ---                   ---

Jeffrey Berg                                              ---                      ---                   ---                   ---

FMR Corp.                                                 ---                  340,500(10)               ---                 7.48%
82 Devonshire Street
Boston, MA 02109

Heartland Advisors, Inc.                                  ---                  362,900(11)               ---                 7.97%
790 North Milwaukee Street
Milwaukee, WI 53202




                                                                 Amount and Nature
                   Name and                                   of Beneficial Ownership                          Percent of
                                                              -----------------------                          ----------
              Principal Position                       Class B                   Class A             Class B               Class A
              ------------------                       -------                   -------             -------               -------
Kenneth B. Dart                                           ---                  253,400(12)             ---                  5.57%
P.O. Box 31300-SMB
Grand Cayman
Cayman Islands, B.W.I.

Ross Financial Corporation                                ---                  253,400(12)             ---                  5.57%
P.O. Box 31363-SMB
Grand Cayman
Cayman Islands, B.W.I.

T. Rowe Price Associates, Inc.                            ---                  450,000(13)             ---                  9.89%
T. Rowe Price Small Cap Value Fund
100 E. Pratt Street
Baltimore, MD 21202

All directors                                       1,500,000(2)(9)        441,350(2)(3)(4)(5)         100%                 9.01%
and officers as a                                                              (6)(7)(8)
group (7 persons)

(1) Includes 100,000 shares of the Company's Class B Common Stock which may be acquired pursuant to options granted under the Company's 1992 Stock Option Plan (the "1992 Plan").

(2)        Shares  of Class B  Common  Stock  have  five (5)  votes  per  share.
           Assuming exercise of all their respective options, Messrs. Victor Jacobs, Herman Jacobs, Jack Jacobs and Ramon Montes and all directors and officers as a group have the power to vote approximately 31.53%, 18.44%, 18.44%, 2.33% and 63.05% of the votes attributable to total outstanding stock of the Company, respectively. The owners have sole voting and investment power with respect to their respective shares.

(3) Except as otherwise stated in the notes below, only includes shares of the Company's Class A Common Stock which may be acquired pursuant to options granted under the Company's Amended and Restated 1989 Stock Option Plan (the "1989 Plan") and the Company's 1991 Stock Option Plan (the "1991 Plan").

(4)        Includes 10,100 shares of Class A Common Stock  owned by Mr. Victor
           Jacobs.

(5)        Includes 25,000 shares of Class A Common Stock  owned by Mr. Herman
           Jacobs.

(6)        Includes 25,000 shares of Class A Common Stock owned by Mr. Jack
           Jacobs.

(7)        Includes 21,000 shares of Class A Common Stock owned by Mr. Ramon
           Montes.

(8)        Includes 15,000 shares of Class A Common Stock owned by Mr. David
           Shamilzadeh.

(9) Includes 300,000 shares of the Class B Common Stock which may be acquired pursuant to options granted under the 1992 Plan.

(10) The information contained herein with respect to these shares has been obtained from Schedule 13G, dated February 14, 1996, filed by the beneficial owner.

(11) The information contained herein with respect to these shares has been obtained from Schedule 13G, dated February 9, 1996, filed by the beneficial owner.

(12) The information contained herein with respect to these shares has been obtained from Schedule 13G, dated January 4, 1996, filed by the beneficial owners in a joint filing.

(13) The information contained herein with respect to these shares has been obtained from Schedule 13G, dated October 10, 1995, filed by the beneficial owners in a joint filing.

                        ACTION TO BE TAKEN AT THE MEETING

                                   Proposal 1

                              ELECTION OF DIRECTORS

         At the Meeting, seven (7) directors are to be elected to serve until the next Annual Meeting of Stockholders and until their successors shall be duly elected and qualified. The number of nominees was determined by the Board of Directors pursuant to the Company's By-laws. Unless otherwise specified, all proxies will be voted in favor of the seven nominees listed below as directors of the Company.

         All of the nominees were elected directors at the 1995 Annual Meeting of Stockholders. The term of the current directors expires at the Meeting.

         The Board of Directors has no reason to expect that any of the nominees will be unable to stand for election at the date of the Meeting. In the event that a vacancy among the original nominees occurs prior to the Meeting, the proxies will be voted for a substitute nominee or nominees named by the Board of Directors and for the remaining nominees. Directors are elected by a plurality of the votes cast.

         The following table sets forth information about each executive officer, director and nominee for director of the Company.


                                    Year First
                                    Elected or
Name                     Age        Appointed         Present Position with the Company
- ----                     ---        -----------       -----------------------------------
Victor Jacobs            63            1985           Chairman of the Board of Directors
                                                      and Chief Executive Officer

Herman Jacobs            36            1985           President, Chief Operating Officer and
                                                      Director

Ramon Montes             50            1989           Executive Vice President and Director

David Shamilzadeh        50            1990           Senior Vice President of Finance,
                                                      Chief Financial Officer and  Director

Jack Jacobs              33            1991           Vice President of Purchasing,
                                                      Secretary and Director

Sol Naimark              36            1991           Director

Jeffrey Berg             53            1994           Director

             VICTOR JACOBS has served as Chairman of the Board since December 1985. He also served as Chief Executive Officer from December 1985 to April 1990 and was reelected Chief Executive Officer in October 1994.

             HERMAN JACOBS has served as President of the Company since December 1985 and as Chief Operating Officer since February 1994. He also served as Chief Financial Officer of the Company from December 1985 to April 1990.

             RAMON MONTES joined the Company in July 1986 as Sales Manager becoming Vice President of Operations and Sales in April 1987 and a director in April 1988, he was elected Executive Vice President in February 1994.

             DAVID SHAMILZADEH has served as the Chief Financial Officer of the Company since April 1990 and was elected Senior Vice President for Finance in February 1994. Prior to that time, he served as the Controller of the Company from November 1988 to April 1990.

             JACK JACOBS has served as Vice President of Purchasing since June 1986 and Secretary since January 1989.

             SOL NAIMARK has been a Partner at the law firm of Naimark & Tannenbaum for over five years.

             JEFFREY BERG has served as President of Health Care Insights, a financial and technology consulting firm, since March 1991. From February 1990 to March 1991, Dr. Berg worked as a financial analyst for William K. Woodruff & Co., an investment bank. From June 1987 until January 1990 Dr. Berg served as Vice President of Research for J.C. Bradford & Co., an investment bank. Dr. Berg has worked in research and development for Johnson & Johnson Products, Inc. and General Foods Corporation. Dr. Berg currently serves on the Board of Directors of Bio-Imaging Technologies, Inc. and Biologix International Ltd.

 Herman Jacobs and Jack Jacobs are brothers and sons of Victor Jacobs.

Directors who are not employed by the Company receive $1,000 for each Board meeting attended and an additional $250 for each committee meeting attended.

CERTAIN INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

        The Board of Directors is responsible for the management of the Company. During the fiscal year ended March 31, 1996, the Board of Directors of the Company held two meetings and acted by unanimous written consent on three occasions. All of the directors attended both meetings of the Board. The Board has established Audit, Stock Option and Compensation Committees. There is no standing nominating committee.

         The functions of the Audit Committee include the nomination of independent auditors for appointment by the Board; meeting with the independent auditors to review and approve the scope of their audit engagement; meeting with the Company's financial management and the independent auditors to review matters relating to internal accounting controls, the Company's accounting practices and procedures and other matters relating to the financial condition of the Company; and to report to the Board periodically with respect to such matters. The Audit Committee currently consists of Sol Naimark, Jeffrey Berg and David Shamilzadeh. The Audit Committee held three formal meetings, attended by all committee members, and had informal discussions from time to time during the fiscal year ended March 31, 1996.

         The function of the Stock Option Committee is to administer the 1989 Plan, 1991 Plan and 1992 Plan. The Stock Option Committee currently consists of Sol Naimark and Jeffrey Berg. The Stock Option Committee acted by unanimous written consent on one occasion, and met informally from time to time during the fiscal year ended March 31, 1996.

         In June 1995, the Board of Directors established a Compensation Committee. The function of the Compensation Committee is to review and recommend to the Board of Directors the appropriate compensation of executive officers of the Company. The Compensation Committee currently consists of Victor Jacobs, Herman Jacobs, Jack Jacobs, David Shamilzadeh and Jeffrey Berg. The Compensation Committee held one formal meeting, attended by all committee members, acted by unanimous written consent on one occasion and had informal discussions from time to time during the fiscal year ended March 31, 1996.

                             SECTION 16(a) REPORTING

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during the one-year period ended March 31, 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

                             EXECUTIVE COMPENSATION

         The following table sets forth information concerning the annual and long term compensation of the Company's chief executive officer and other four most highly compensated executive officers of the Company for services in all capacities to the Company and its subsidiaries during the Company's 1996, 1995 and 1994 fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                                                     Long Term
                                                                                                               Compensation Awards
                                                                      Annual Compensation                      --------------------
            Name and Principal                   Fiscal               -------------------                           Securities
                 Position                         Year          Salary ($)           Bonus ($)                Underlying Options (#)
                ----------                       ------         ----------           ---------                ----------------------
Victor Jacobs                                     1996           300,000                --                          100,000(1)
Chairman of Board and                             1995           150,000                --                          100,000
Chief Executive Officer                           1994           150,000              331,354                          --

Herman Jacobs                                     1996           300,000                --                          100,000(1)
President and                                     1995           150,000                --                          100,000
Chief Operating Officer                           1994           150,000              331,354                          --

Jack Jacobs                                       1996           300,000                --                          100,000(1)
Vice President of Purchasing and                  1995           150,000                --                          100,000
Secretary                                         1994           150,000              331,354                          --

Ramon Montes                                      1996           240,371              75,000                         20,000
Executive Vice President                          1995           250,385              40,000                         25,000
                                                  1994           225,000              60,712                           --

David Shamilzadeh                                 1996           220,603                --                           20,000
Senior Vice President of Finance                  1995           220,558                --                           25,000
and Chief Financial Officer                       1994           227,345                --                           50,000

- ----------------------------
(1) Options to purchase 100,000 shares of Class B Common Stock were granted to each of Victor Jacobs, Herman Jacobs and Jack Jacobs on August 1, 1995 pursuant to the 1995 Nonqualified Stock Option Plan, which grants are subject to stockholder approval of the 1995 Nonqualified Stock Option Plan at the Meeting. See "Employment Agreements" and Proposal 2.

STOCK OPTION PLANS

         In January 1989, the Company adopted the 1989 Plan, which was amended and restated in November 1989; in May 1991, the Company adopted the 1991 Plan, which was approved by stockholders in August 1991; and in July 1992, the Company adopted the 1992 Plan, which was adopted by the stockholders in October 1992 (collectively, the "Plans"). The 1989 Plan provides for the grant of options to purchase an aggregate of 150,000 shares of the Company's Class A Common Stock. To date, options to purchase 150,000 shares have been granted under the 1989 Plan. The 1991 Plan provides for the grant of options to purchase an aggregate of 650,000 shares of Class A Common Stock. To date, options to purchase 650,000 shares have been granted under the 1991 Plan. The 1992 Plan provides for the grant of options to key employees of the Company to purchase an aggregate 500,000 shares of the Company's Class B Common Stock. To date, options to purchase 500,000 shares have been granted under the 1992 Plan.

         The Plans are each administered by a Stock Option Committee (the "Committee") approved by the Board of Directors of the Company. The Committee has the authority under the Plans to determine the terms of options granted under such Plan, including, among other things, the individuals who shall receive options, the times when they shall receive them, whether an incentive stock option and/or non-qualified stock option shall be granted, the number of shares to be subject to each option and the date each option shall become exercisable. Options granted under the Plans may be designated as "incentive stock options", under Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified options, which do not meet such requirements.

         The Committee may set the exercise price for the options, which must be at least 100% of the fair market value of the Common Stock on the date of grant (or, in the case of an incentive stock option granted to an optionee who owns stock possessing more than 10% of the voting power of the Company's Common Stock, 110% of the fair market value of the Common Stock on the date of grant).

         The Committee may also set the period during which each option may be exercised which shall not exceed 10 years from the date of grant (or in the case of an incentive stock option granted to a stockholder who owns stock possessing more than 10% of the voting power of the Common Stock, five years from the date of grant). The Plans also provide that each employee who is an optionee shall agree to remain in the employ of the Company for a term of at least one year. The 1989 Plan will terminate on January 19, 1999, the 1991 Plan will terminate on May 29, 2001 and the 1992 Plan will terminate on July 9, 2002.

         On August 1, 1995, the Board of Directors of the Company adopted, subject to the approval of the Company's stockholders, the 1995 Nonqualified Stock Option Plan, which the Board of Directors amended on July 12, 1996. For a description of the 1995 Nonqualified Stock Option Plan, see Proposal 2. On July 12, 1996, the Board of Directors of the Company adopted, subject to the approval of the Company's stockholders, the 1996 Stock Option Plan. For a description of the 1996 Stock Option Plan, see Proposal 3.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth the details of options granted to those individuals listed in the Summary Compensation Table who received options during the fiscal year ended March 31, 1996.


                                Number of        Percent of       Exercise
                                Securities     Total Options         of                                   Potential Realizable Value
                                Underlying       Granted To          Base                                   at Assumed Annual Rate
                                 Options        Employees In        Price              Expiration        of Stock Price Appreciation
           Name                Granted (#)      Fiscal Year        ($/Sh)                 Date                for Option Term(1)
           ----                -----------     -------------      --------               ------             -------------------
                                                                                                         5% ($)              10% ($)
                                                                                                        ------              -------
Victor Jacobs                   100,000(2)         22.91%          5.80(3)              7/31/2005       364,759              924,371
Herman Jacobs                   100,000(2)         22.91%          5.80(3)              7/31/2005       364,759              924,371
Jack Jacobs                     100,000(2)         22.91%          5.80(3)              7/31/2005       364,759              924,371
Ramon Montes                    20,000(4)          4.58%           6.00(5)             10/25/2000        33,154               73,261
David Shamilzadeh               20,000(6)          4.58%           6.00(5)             10/25/2000        33,154               73,261

- -----------------------
(1) The dollar amounts under these columns are the result of calculations at the hypothetical rates of 5% and 10% set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the Company's Common Stock price.

(2) Options to purchase 100,000 shares of Class B Common Stock were granted to each of Victor Jacobs, Herman Jacobs and Jack Jacobs on August 1, 1995 pursuant to the 1995 Nonqualified Stock Option Plan, which grants are subject to stockholder approval of the 1995 Nonqualified Stock Option Plan at the Meeting. See "Employment Agreements" and Proposal 2. Such options are exercisable as to 100% of such shares on the earlier of August 1, 2002 or as of the end of any fiscal year in which the Company's earnings before interest and taxes increase at least 15% over the Company's earnings before interest and taxes for the fiscal year ended March 31, 1995.

(3) Representing at least 110% of the fair market value of the Company's Common Stock on the date of grant.

(4) Options to purchase 20,000 shares were granted to Mr. Montes on October 26, 1995, and are exercisable on a cumulative basis with respect to 5,000 shares on October 26, 1996, an additional 5,000 shares on each of October 26, 1997, October 26, 1998 and October 26, 1999.

(5) Representing at least 100% of the fair market value of the Company's Common Stock on the date of grant.

(6) Options to purchase 20,000 shares were granted to Mr. Shamilzadeh on October 26, 1995 and are exercisable on a cumulative basis with respect to 5,000 shares on October 26, 1996, an additional 5,000 shares on each of October 26, 1997, October 26, 1998 and October 26, 1999.

OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUE

         The following table contains information concerning the number and value of options exercised during the fiscal year ended March 31, 1996 and number and value of unexercised options at March 31, 1996 held by Messrs. V. Jacobs, H. Jacobs, J. Jacobs, R. Montes and D. Shamilzadeh. The Company does not use SARs as compensation.

                                                                                                        Value of
                                                                            Number of                   Unexercised
                                                                            Unexercised                 In-the-Money
                                                                            Options Held                Options Held
                                                                            at Fiscal Year-End          at Fiscal Year End
                              Shares Acquired              Value            (Exercisable/               (Exercisable/
             Name             on Exercise (#)            Realized ($)       Unexercisable) (#)          Unexercisable)(1) ($)
- -------------------------     ------------------         ------------       --------------------        ---------------------

Victor Jacobs                        10,000                 37,500               160,000/175,000(2)      81,250/100,313
Herman Jacobs                        25,000                 93,750               160,000/175,000(2)      81,250/100,313
Jack Jacobs                          25,000                 93,750               160,000/175,000(2)      81,250/100,313
Ramon Montes                         13,000                 45,500               83,750/61,250            97,266/43,672
David Shamilzadeh                    12,500                 43,750               56,625/87,875                 12,773/0

- ------------------

(1) Fair market value of the underlying securities (the closing price of the Company's Common Stock on the American Stock Exchange) at fiscal year end (March 31, 1995) minus the exercise price.

(2) Included in the totals for "Unexercised Options--Unexercisable" for Victor Jacobs, Herman Jacobs and Jack Jacobs is an option to purchase 100,000 shares of Class B Common Stock that was granted pursuant to the Company's 1995 Stock Option Plan, which grant is subject to stockholder approval of the 1995 Stock Option Plan at the Meeting. See "Employment Agreements" and Proposal 2. The option is exercisable as to 100% of such shares on the earlier of August 1, 2002 or as of the end of any fiscal year in which the Company's earnings before interest and taxes increase at least 15% over the Company's earnings before interest and taxes for the fiscal year ended March 31, 1995.

LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR

                    There were no long-term incentive plan awards by the Company during the fiscal yearended March 31, 1996.

EMPLOYMENT AGREEMENTS

                    The Company has entered into employment agreements with each of Victor, Herman and Jack Jacobs for a three-year term, commencing as of August 1, 1995, each of which provides for annual salaries of $300,000. Such agreements also provide for each individual to receive in each year of the Agreement a bonus equal to 3% of any increase in the Company's earnings before interest and taxes compared to the prior fiscal year up to the first $2,000,000 of such increase, 2% of any increase greater than $2,000,000 but less than $3,000,000 and 1% of any increase in excess of $3,000,000. Under each agreement, each individual was granted options to purchase 100,000 shares of the Company's Class B Common Stock at an exercise price of $5.80 under the Company's 1995 Nonqualified Stock Option Plan, which grants are subject to stockholder approval of the 1995 Nonqualified Stock Option Plan at the Meeting. See Proposal 2.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

                The members of the Compensation Committee, which was established in June 1995, participate in all deliberations concerning executive compensation. During the fiscal year ended March 31, 1996, the Board of Directors participated in all deliberations concerning executive compensation. As of June 1996, the Compensation Committee consisted of Victor Jacobs, Chairman of the Board and Chief Executive Officer, Herman Jacobs, President and Chief Operating Officer, Jack Jacobs, Vice President of Purchasing and Secretary, David Shamilzadeh, Senior Vice President of Finance and Chief Financial Officer, and Jeffrey Berg. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors.

PERFORMANCE GRAPH

                   The following graph compares the cumulative return to holders of the Company's Common Stock for the five years ended March 31, 1996 with the Standard & Poor's 500 Index and a peer group index(1) for the same period. The comparison assumes $100 was invested on April 1, 1991 in the Company's Common Stock and in each of the comparison groups, and assumes reinvestment of dividends. The Company paid no dividends during the periods.


                    [GRAPHICAL REPRESENTATION OF DATA BELOW]


                                       1991             1992             1993            1994           1995            1996
Allou Health & Beauty Care,           100.00           256.52           321.74          313.04         308.70          249.98
Inc.
S&P 500 Index                         100.00           111.04           127.95          129.84         150.05          198.22
Peer Group(1)                         100.00           100.26           113.03          150.24         263.40          316.90

- -----------------------------

(1) The peer group selected by the Company includes the Company, Bergen Brunswig Corporation, Bindley Western Industries, Inc., Cardinal Distribution Inc., Choice Drug Systems, Inc., Chronimed Inc., Foxmeyer Corp., Krelitz Industries Inc., McKesson Corporation, Moore Medical Corp., National Intergroup, Inc., Owens & Minor Inc. and Systemed Inc.

                         COMPENSATION COMMITTEE'S REPORT
                        CONCERNING EXECUTIVE COMPENSATION

OVERVIEW

         Since June 1995, compensation determinations have been made by the Compensation Committee, except for those decisions relating to the granting of stock options which are made by the Stock Option Committee. The Company seeks to provide executive compensation that will support the achievement of the Company's financial goals while attracting and retaining talented executives and rewarding superior performance. In performing this function, the Compensation Committee reviews executive compensation surveys and other available information and may from time to time consult with independent compensation consultants. The Compensation Committee presently consists of Victor Jacobs, Herman Jacobs, Jack Jacobs, David Shamilzadeh and Jeffrey Berg.

         The Company seeks to provide an overall level of compensation to the Company's executives that is competitive within the Company's industry and other companies of comparable size and complexity. Compensation in any particular case may vary from any industry average on the basis of annual and long-term Company performance as well as individual performance. The Compensation Committee exercises its discretion to set compensation where in its judgment external, internal or individual circumstances warrant it.

         In general, the Company compensates its executive officers through a combination of base salary, annual incentive compensation in the form of cash bonuses and long-term incentive compensation in the form of stock options. In addition, executive officers participate in benefit plans, including medical, dental and retirement plans, that are available generally to the Company's employees.

         The Stock Option Committee of the Board of Directors administers the 1989 Plan, the 1991 Plan and the 1992 Plan. The duties of such committee include the granting of stock options to executive employees of the Company. The Stock Option Committee determines the number of shares granted to individuals, as well as, among other things, the exercise price and vesting periods of such options. The Compensation Committee has made recommendations to the Stock Option Committee from time to time with respect to the grant of stock options to executive officers, taking into account their level of responsibility, compensation level, contribution to the Company's performance and the future goals and the performance expected of them. However, the final determination of the grant of options rests with the Stock Option Committee.

EXECUTIVE OFFICER COMPENSATION

         During the fiscal year ended March 31, 1996, the Company entered into employment contracts with Victor Jacobs, Herman Jacobs and Jack Jacobs, which agreements are currently in effect and expire in July 1998. See "Employment Agreements." The base salary, bonuses, benefits and conditions of these contracts were determined through a review of previous employment terms for these individuals as well as a review of the recent trends in the Company's revenues and profits. The Company believes that the base salary levels currently in effect are competitive to salary levels in similarly situated companies. In addition, the Compensation Committee at the time decided to link such employees compensation directly to the Company's earnings before interest and taxes.

         Under the terms of such Employment Agreements, Victor Jacobs, Herman Jacobs and Jack Jacobs were each granted options to purchase 100,000 shares of Class B Common Stock, respectively. Such options were granted under the terms of the 1995 Nonqualified Stock Option Plan, which is subject to the approval of the Company's stockholders at the Meeting. See Proposal 2. The Compensation
Committee feels that options and other stock-based performance compensation arrangements are an effective incentive for managers to create value for stockholders since the value of an option bears a direct relationship to the Company's stock price.

         The Compensation Committee believes that linking executive compensation to corporate performance results in a better alignment of compensation with corporate goals and shareholder interests. As performance goals are met or exceeded, resulting in increased value to shareholders, executives are rewarded commensurately. The Compensation Committee believes that compensation levels during fiscal 1996 adequately reflect the Company's compensation goals and policies.


                                 Respectfully submitted,

                                  Victor Jacobs
                                  Herman Jacobs
                                  Jack Jacobs
                                  David Shamilzadeh
                                  Jeffrey Berg

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company purchases from and, on occasion, sells to various entities that are controlled by the family of Mr. Victor Jacobs, the Company's Chairman of the Board. During the fiscal year ended March 31, 1996, the Company purchased products aggregating $1,735,661 from related parties and sold no products to related parties. The prices that the Company charges for products sold by the Company are comparable to prices the Company charges to unaffiliated buyers for similar products. It has been and will continue to be the policy of the Company that transactions between it and its directors, principal stockholders and affiliates be on terms no less favorable to the Company than could be obtained from unaffiliated persons.


                                   PROPOSAL 2

                 APPROVAL OF 1995 NONQUALIFIED STOCK OPTION PLAN

GENERAL


         On August 1, 1995, the Board of Directors of the Company adopted, subject to the approval of the Company's stockholders, the 1995 Nonqualified Stock Option Plan, which the Board of Directors amended on July 12, 1995 (the "1995 Plan"). Pursuant to the 1995 Plan, key employees of the Company, including five directors of the Company who are employees, are eligible to receive grants of nonqualified stock options, to purchase an aggregate of 500,000 shares of the Company's Class B Common Stock. Implementation of the 1995 Plan is contingent upon the stockholders' approval of the amendment to the Company's Certificate of Incorporation increasing the authorized shares of the Class B Common Stock from 1,700,000 to 2,200,000. See Proposal 4.

         The Board of Directors believes that the adoption of the 1995 Plan will enable the Company to retain key employees of outstanding ability. Accordingly, the Board of Directors unanimously recommends that stockholders ratify the adoption of the 1995 Plan.

DESCRIPTION OF THE PLAN

         The following summary of the 1995 Plan is qualified in its entirety by reference to Exhibit A to this Proxy Statement, which contains a complete text of the 1995 Plan. The 1995 Plan is administered by a Stock Option Committee ( the "1995 Committee") consisting of at least two disinterested directors selected by the Board of Directors. The 1995 Committee has the authority under the 1995 Plan to determine, in accordance with the provisions of the Plan, the terms of options granted under the Plan, including, among other things, the individuals who will receive options, the times when they will receive them, the number of shares to be subject to each option, and the date or dates each option will become exercisable. No members of the 1995 Committee are eligible to participate in the 1995 Plan.

         Subject to certain limitations contained in the 1995 Plan, options may be granted for terms to be established by the 1995 Committee; however, no stock option may be granted after 10 years from the date of the Plan's adoption. The maximum number of shares subject to stock options that may be granted to any individual during any calendar year may not exceed 100,000 shares. Nonqualified options may not be granted at an exercise price that is less than 100% of the fair market value on the date the options are granted (110% in the case of persons owning more than 10% of the total combined voting power of the Company, any of its subsidiaries or of a parent). Inasmuch as the shares subject to the 1995 Plan are convertible at any time into shares of the Company's Class A Common Stock on a share for share basis, the market value of such Class A Common Stock will be used to determine the fair market value for options granted under the 1995 Plan. An optionee may, with the consent of the 1995 Committee, elect to pay for the shares to be received upon exercise of his option in cash, shares of Common Stock of the Company or any combination thereof. To date 100,000 options have been granted to each of Victor Jacobs, Herman Jacobs and Jack Jacobs at an exercise price of $5.80 under the 1995 Plan, subject to stockholder approval of the 1995 Plan at the Meeting. On July 2, 1996, the market value for the options granted subject to the 1995 Plan was $0.95 per share or an aggregate of $95,000 for each optionee.

FEDERAL INCOME TAX CONSEQUENCES

         For a discussion of the federal income tax consequences under the current tax law of nonqualified stock options, see "Federal Income Tax Consequences" under Proposal 3.

VOTE REQUIRED FOR APPROVAL AND RECOMMENDATION

          In accordance with the Delaware General Corporation Law and the Company's Certificate of Incorporation, the affirmative vote of a majority of the votes cast at the Meeting by the holders of the outstanding shares of Common Stock entitled to vote thereon who are present in person or by proxy is required to ratify the adoption of the 1995 Nonqualified Stock Option Plan. Abstentions and broker non-votes are not considered cast.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE ADOPTION OF THE 1995 NONQUALIFIED STOCK OPTION PLAN.


                                   PROPOSAL 3

                       APPROVAL OF 1996 STOCK OPTION PLAN

GENERAL

         On July 12, 1996, the Board of Directors of the Company adopted, subject to the approval of the Company's stockholders, the 1996 Stock Option Plan (the "1996 Plan"). Pursuant to the 1996 Plan, employees of the Company, including five directors of the Company who are employees, are eligible to receive grants of options that are intended to qualify as incentive stock options, within the meaning of Section 422A of the Code ("ISOs"), or that are nonqualified stock options ("NQSOs") to purchase an aggregate of 1,000,000 shares of the Company's Class A Common Stock.

         The Board of Directors believes that the adoption of the 1996 Plan will enable the Company to retain key employees of outstanding ability. Accordingly, the Board of Directors unanimously recommends that stockholders ratify the adoption of the 1996 Plan.

DESCRIPTION OF THE PLAN

         The following summary of the 1996 Plan is qualified in its entirety by reference to Exhibit B to this Proxy Statement, which contains a complete text of the 1996 Plan. The 1996 Plan is administered by a Stock Option Committee ( the "1996 Committee") consisting of at least two disinterested directors selected by the Board of Directors. The 1996 Committee has the authority under the 1996 Plan to determine, in accordance with the provisions of the Plan, the terms of options granted under the Plan, including, among other things, the individuals who will receive options, the times when they will receive them, whether an ISO and/or an NQSO will be granted, the number of shares to be subject to each option, and the date or dates each option will become exercisable. No members of the 1996 Committee are eligible to participate in the 1996 Plan.

         Subject to certain limitations contained in the 1996 Plan, options may be granted for terms to be established by the 1996 Committee; however, no stock option may be granted after 10 years from the date of the Plan's adoption. The maximum number of shares subject to stock options that may be granted to any individual during any calendar year may not exceed 100,000 shares. NQSOs may not be granted at a price that is less than 100% of the fair market value on the date the options are granted (110% in the case of persons owning more than 10% of the total combined voting power of the Company, any of its subsidiaries or of a parent). An optionee may, with the consent of the 1996 Committee, elect to pay for the shares to be received upon exercise of his option in cash, shares of Common Stock of the Company or any combination thereof. To date no options have been granted under the 1996 Plan.

FEDERAL INCOME TAX CONSEQUENCES

       The following is a general summary of the federal income tax consequences under current tax law of incentive and nonqualified stock options. It does not purport to cover all of the special rules, including special rules relating to optionees subject to Section 16(b) of the Exchange Act and the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares or the ownership and disposition of restricted stock.

         An optionee will not recognize taxable income for federal income tax purposes upon the grant of a NQSO or an ISO.

         Upon the exercise of a NQSO, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company will generally be entitled to a deduction for such amount at that time. If the optionee later sells shares acquired pursuant to the exercise of a NQSO, he or she will recognize long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain. Proposed legislation would treat long-term capital gain even more favorably. There can be no assurance, however, that such proposed legislation will be enacted.

         Upon the exercise of an ISO, the optionee will not recognize taxable income. If the optionee disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to him or her, the optionee will recognize long-term capital gain or loss and the Company will not be entitled to a deduction. However, if the optionee disposes of such shares within the required holding period, all or a portion of the gain will be treated as ordinary income and the Company will generally be entitled to deduct such amount.

         In addition to the federal income tax consequences described above, an optionee may be subject to the alternative minimum tax, which is payable to the extent it exceeds the optionee's regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price therefor is an adjustment which increases alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If an optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the ISO adjustment) is allowed as a credit against the optionee's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

VOTE REQUIRED FOR APPROVAL AND RECOMMENDATION

         In accordance with the Delaware General Corporation Law and the Company's Certificate of Incorporation, the affirmative vote of a majority of the votes cast at the Meeting by the holders of the outstanding shares of Common Stock entitled to vote thereon who are present in person or by proxy is required to ratify the adoption of the 1996 Stock Option Plan. Abstentions and broker non-votes are not considered cast.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE ADOPTION OF THE 1996 STOCK OPTION PLAN.

                                   PROPOSAL 4

                    AMENDMENT TO CERTIFICATE OF INCORPORATION

         On July 12, 1996, the Board of Directors of the Company unanimously approved for submission to the Company's stockholders an amendment to Article Fourth of the Company's Certificate of Incorporation: (1) to confirm that the shares of Class B Common Stock are convertible at any time into shares of Class A Common Stock on a one-for-one basis, which previously has been included in the Company's public disclosures; (2) to provide that the shares of Class B Common Stock are freely transferable; and (3) to increase the authorized Class B Common Stock from 1,700,000 to 2,200,000 shares. The following summary of the proposed amendment to Article Fourth (the "Proposed Amendment") is qualified in its entirety by reference to Exhibit C to this Proxy Statement, which contains a complete text of the Proposed Amendment.

CONVERTIBILITY OF CLASS B COMMON STOCK

         Although previous disclosures have explicitly so stated, the Company's Certificate of Incorporation does not specifically provide that shares of Class B Common Stock are convertible into shares of Class A Common Stock on a one-for-one basis. On advice of counsel, the Board of Directors has determined that language providing for the convertibility of Class B Common Stock into shares of Class A Common Stock on a one-for-one basis should be contained in the Company's Certificate of Incorporation so that there is no doubt of the rights of holders of Class B Common Stock.

         Each share of Class B Common Stock has five votes per share, while each share of Class A Common Stock has one vote per share. The Class A Common Stock is traded on the American Stock Exchange. Because there is no established public trading market for the Class B Common Stock, the Board of Directors believes that holders of Class B Common Stock may desire to forego their voting rights if they wish to sell their shares of Common Stock. Conversions of Class B Common Stock would increase the number of shares traded on the American Stock Exchange and will reduce the concentration of voting control by the holders of Class B Common Stock.

TRANSFERABILITY OF CLASS B COMMON STOCK

         Previous disclosures by the Company have provided that each share of Class B Common Stock is automatically converted into one share of Class A Common Stock upon its sale or transfer, except if such sale or transfer is to one or more holders of Class B Common Stock, certain family members of the holders of Class B Common Stock or certain trusts for their benefit. The Board of Directors believes that holders of Class B Common Stock may desire to sell or transfer their shares of Class B Common Stock to others than those listed above with the five-votes-per-share right intact. These sales may result in a change in voting control of the Company. None of the holders of Class B Common Stock currently has indicated an intention to sell their shares. Because there is no established public trading market for the Class B Common Stock, such a sale or transfer would be made in a privately negotiated transation.

INCREASE IN AUTHORIZED CLASS B COMMON STOCK

         The Proposed Amendment will increase the number of shares of Class B Common Stock that the Company is authorized to issue from 1,700,000 to 2,200,000 (the "Increase").

Purpose of the Increase

        The purpose of the Increase is to authorize the issuance of a sufficient number of shares of Class B Common Stock for the grant of stock options under the proposed 1995 Plan. See Proposal 2. If the stockholders vote against the Increase, the Company will not be able to make grants of stock options under the 1995 Plan and will have to rescind grants already made to Victor Jacobs, Herman Jacobs and Jack Jacobs. See Proposal 2 and "Employment Agreements." The Board of Directors believes that the adoption of the 1995 Plan will enable the Company to retain key employees of outstanding ability. Accordingly, the Board of Directors unanimously recommends that stockholders approve the Proposed Amendment.

Possible Adverse Effects of the Increase

         The issuance of the additional Class B Common Stock may have certain adverse effects upon the current holders of Common Stock. The issuance of further Class B Common Stock would increase the number of shares of Class B Common Stock outstanding, thereby diluting percentage ownership of existing stcokholders, as well as possibly diluting book value per share and/or earnings per share. In addition, because the Class B Common Stock has five votes per share, the issuance of additional shares of Class B Common Stock would dilute the voting rights of the Class A Common Stock.

Possible Anti-Takeover Effects of the Increase

         When in the judgment of the Board of Directors such action would be in the best interests of the stockholders and the Company, the issuance of additional shares of Class B Common Stock, which have five votes per share, could be used to create voting or other impedi ments or to discourage persons seeking to gain control of the Company, for example, by the sale of shares to purchasers favorable to the Board of Directors. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. Such issuance of common stock could also have the effect of diluting the earnings per share and book value per share of the Class B Common Stock held by then existing holders of common stock.

VOTE REQUIRED FOR APPROVAL AND RECOMMENDATION

          In accordance with the Delaware General Corporation Law and the Company's Certificate of Incorporation, the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon is required to adopt the Proposed Amendment.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT.

                                   ACCOUNTANTS

         Mayer Rispler & Company served as the Company's independent auditors for the fiscal year ended March 31, 1996, and it is expected that Mayer Rispler & Company will act in that capacity for the fiscal year ending March 31, 1997. A representative of Mayer Rispler & Company is expected to be present at the Meeting with the opportunity to make a statement if he desires to do so and to be available to respond to appropriate questions from shareholders.

                              STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be presented at the 1997 Annual Meeting must be received by the Company for inclusion in its proxy materials by March __, 1997.

                                  OTHER MATTERS

         Management does not intend to bring before the Meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the Meeting. If any other matters or motions properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the Meeting.

                                   By Order of the Board of Directors

                                   Jack Jacobs
                                   Secretary

July ___, 1996

                                                                     EXHIBIT A



                       1995 NONQUALIFIED STOCK OPTION PLAN

                                       of

                        ALLOU HEALTH & BEAUTY CARE, INC.


         1.  PURPOSES  OF THE PLAN.  This  nonqualified  stock  option plan (the
"Plan") is designed to provide an incentive to key employees (including directors and officers who are employees) of Allou Health & Beauty Care, Inc., a Delaware corporation (the "Company"), and its present and future subsidiary corporations, as defined in Paragraph 19 ("Subsidiaries"). The Plan provides for the grant of options which do not qualify as "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 12, the aggregate number of shares of Class B Common Stock, $.001 par value per share, of the Company ("Class B Common Stock") for which options may be granted under the Plan shall not exceed 500,000. Such shares of Class B Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Class B Common Stock or shares of Class B Common Stock held in the treasury of the Company. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Class B Common Stock as will be sufficient to satisfy the requirements of the Plan. Subject to the provisions of Paragraph 13, any shares of Class B Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the Plan.

         3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by a committee of the Board of Directors consisting of not less than two Directors (the "Committee"). Each member of the Committee shall be (a) a "disinterested person" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934 ("Rule 16b-3") until such time as the amendments to Rule 16b-3 adopted by the Securities and Exchange Commission on May 30, 1996 in Release No. 34-37260 become effective with respect to the Plan (the "New Rule Date") and (b) from and after the New Rule Date, a "non-employee director" within the meaning of Rule 16b-3. A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

         Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion: to determine the key employees who shall receive options; the times when they shall receive options; the number of shares of Class B Common Stock to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole, in part or in installments, and, if in installments, the number of shares of Class B Common Stock to be subject to each installment; whether the installments shall be cumulative; the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any installment; whether shares of Class B Common Stock may be issued on exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; whether to restrict the sale or other disposition of the shares of Class B Common Stock acquired upon the exercise of an option and to waive any such restriction; whether to subject the exercise of all or any portion of an option to the fulfillment of contingencies as specified in the contract referred to in Paragraph 11 (the "Contract"), including without limitation, contingencies relating to entering into a covenant not to compete with the Company and its Subsid iaries, to financial objectives for the Company, a Subsidiary, a division, a product line or other category, and/or the period of continued employment of the optionee with the Company or its Subsidiaries, and to determine whether such contingencies have been met; to determine the amount, if any, necessary to satisfy the Company's obligation to withhold taxes or other amounts; the fair market value of a share of Class B Common Stock; to construe the respective Contracts and the Plan; with the consent of the optionee, to cancel or modify an option, provided such option as modified would be permitted to be granted on such date under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; and to make all other determinations necessary or advisable for administering the Plan. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive.

         No member or former member of the Committee shall be liable for any action, failure to act or determination made in good faith with respect to the Plan or any option hereunder.

         4. ELIGIBILITY. The Committee may from time to time, consistent with the purposes of the Plan, grant options to key employees (including officers and directors who are employees) of the Company or any of its Subsidiaries. Such options granted shall cover such number of shares of Class B Common Stock as the Committee may determine; provided, however, that the maximum number of shares subject to options that may be granted to any individual during any calendar year under the Plan (the "162(m) Maximum") shall not exceed 100,000 shares.

         5. EXERCISE PRICE. The exercise price of the shares of Class B Common Stock under each option shall be determined by the Committee; provided, however, that the exercise price shall not be less than the fair market value of the shares of Class B Common Stock subject thereto.

         The fair market value of a share of Class B Common Stock on any day shall be (a) if the principal market for the Class B Common Stock is a national securities exchange, the average of the highest and lowest sales prices per share of Class B Common Stock on such day as reported by such exchange or on a composite tape reflecting transactions on such exchange,
(b) if the principal market for the Class B Common Stock is not a national securities exchange and the Class B Common Stock is quoted on The Nasdaq Stock Market ("Nasdaq"), and (i) if actual sales price information is available with respect to the Class B Common Stock, the average of the highest and lowest sales prices per share of Class B Common Stock on such day on Nasdaq, or (ii) if such information is not available, the average of the highest bid and lowest asked prices per share of Class B Common Stock on such day on Nasdaq, or (c) if the principal market for the Class B Common Stock is not a national securities exchange and the Class B Common Stock is not quoted on Nasdaq, the average of the highest bid and lowest asked prices per share of Class B Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses
(a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of the Class B Common Stock shall be determined by the Board by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options.

         6. TERM. The term of each option granted pursuant to the Plan shall be such term as is established by the Committee, in its sole discretion, at or before the time such option is granted.

         7. EXERCISE. An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office stating which option is being exercised, specifying the number of shares of Class B Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the Contract with respect to an option permits installment payments) (a) in cash or by certified check or (b) in the case of an option, if the applicable Contract permits, with previously acquired shares of Class A Common Stock, $.001 par value per share, of the Company ("Class A Common Stock) and/or Class B Common Stock having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all options being exercised, or with any combination of cash, certified check or shares of Class A Common Stock and/or Class B Common Stock. In such case, the fair market value of the Class B Common Stock shall be determined in accordance with Paragraph 5. The fair market value of the Class A Common Stock shall be determined in accordance with Paragraph 5 by substituting "Class A" for "Class B" in every place it appears in such definition.

         The Committee may, in its discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of his irrevocable instructions to a broker acceptable to the Committee to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

         A person entitled to receive Class B Common Stock upon the exercise of an option shall not have the rights of a stockholder with respect to such shares of Class B Common Stock until the date of issuance of a stock certificate to him for such shares; provided, however, that until such stock certificate is issued, any optionee using previously acquired shares of Class A Common Stock and/or Class B Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

         In no case may a fraction of a share of Class B Common Stock be purchased or issued under the Plan.

         8. TERMINATION OF RELATIONSHIP. Except as may otherwise be expressly provided in the applicable Contract, any optionee whose employment with the Company (and its Subsidiaries) has terminated for any reason other than his death or Disability (as defined in Paragraph 19) may exercise such option, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if his employment is terminated either (a) for cause, or (b) without the consent of the Company, such option shall terminate immediately. Except as may otherwise be expressly provided in the applicable Contract, options granted under the Plan shall not be affected by any change in the status of the holder so long as he continues to be an employee or a consultant or advisor of the Company or any of its Subsidiaries (regardless of having been transferred from one corporation to another).

         For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company (or a related corporation) is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

         Nothing in the Plan or in any option granted under the Plan shall confer on any individual any right to continue in the employ of the Company or any of its Subsidiaries, or as a director of the Company, or interfere in any way with any right of the Company or any of its Subsidiaries to terminate the holder's relationship at any time for any reason whatsoever without liability to the Company or any of its Subsidiaries.

         9. DEATH OR DISABILITY OF AN OPTIONEE. Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies (a) while he is employed by the Company or any of its Subsidiaries, (b) within three months after the termination of his employment (unless such termination was for cause or without the consent of the Company) or (c) within one year following the termination of his employment by reason of Disability, his option may be exercised, to the extent exercisable on the date of his death, by his executor, administrator or other person at the time entitled by law to his rights under such option, at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

         Except as may otherwise be expressly provided in the applicable Contract, any optionee whose employment has terminated by reason of Disability may exercise his option, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

         10. COMPLIANCE WITH SECURITIES LAWS. The Committee may require, in its discretion, as a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Class B Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of shares of Class B Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register under the Securities Act the shares subject to any option.

         The Committee may require the optionee to execute and deliver to the Company his representations and warranties, in form and substance satisfactory to the Committee, that (a) the shares of Class B Common Stock to be issued upon the exercise of the option are being acquired by the optionee for his own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Class B Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Class B Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee shall, prior to any offer of sale or sale of such shares of Class B Common Stock, provide the Company with a favorable written opinion of counsel, in form and substance satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

         In addition, if at any time the Committee shall determine in its discretion that the listing or qualification of the shares of Class B Common Stock subject to such option on any securities exchange or under any applicable law, or the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issue of shares of Class B Common Stock thereunder, such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

         11. STOCK OPTION CONTRACTS. Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee, and shall contain such terms and conditions not inconsistent herewith as may be determined by the Committee.

         12. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger in which the Company is the surviving corporation, split-up, spin-off, combination or exchange of shares or the like, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof, and the number and kind of shares subject to the 162(m) Maximum shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive.

         In the event of (a) the  liquidation or dissolution of the Company,  or
(b) a merger in which the Company is not the surviving corporation or a consolidation, any outstanding options shall terminate, unless other provision is made therefor in the transaction.

         13. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors as of August 1, 1995. No option may be granted under the Plan after July 31, 2005. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, to comply with the provisions of Rule 16b-3, Section 162(m) of the Code or any change in applicable law or to regulations or rulings of administrative agencies; provided, however, that no amendment shall be effective without the requisite prior or subsequent stockholder approval which would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Class B Common Stock for which options may be granted under the Plan or change the 162(m) Maximum, (b) prior to the New Rule Date, materially increase the benefits to participants under the Plan or
(c) change the eligibility requirements to receive options hereunder. No termination, suspension or amendment of the Plan shall, without the consent of the holder of an existing option affected thereby, adversely affect his rights under such option. The power of the Committee to construe and administer any options granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

         14. NON-TRANSFERABILITY OF OPTIONS. No option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the holder thereof, only by him or his legal representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

         15. WITHHOLDING TAXES. The Company may withhold cash and/or, subject to any applicable limitations under Rule 16b-3, shares of Class B Common Stock to be issued with respect thereto having an aggregate fair market value equal to the amount which it determines is necessary to satisfy its obligation to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant or exercise of an option, its disposition, or the disposition of the underlying shares of Class B Common Stock. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand. The Company shall not be required to issue any shares of Class B Common Stock pursuant to any such option until all required payments have been made. Fair market value of the shares of Class B Common Stock shall be determined in accordance with Paragraph 5.

         16. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Class B Common Stock issued upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, or (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Class B Common Stock.

         The Company shall pay all issuance taxes with respect to the issuance of shares of Class B Common Stock upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

         17. USE OF PROCEEDS. The cash proceeds from the sale of shares of Class B Common Stock pursuant to the exercise of options under the Plan shall be added to the general funds of the Company and used for corporate purposes.


         18. SUBSTITUTIONS AND ASSUMPTIONS OF OPTIONS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new options for prior options of a Constituent Corporation (as defined in Paragraph
19) or assume the prior options of such Constituent Corporation.

         19.   DEFINITIONS.

              a. "Constituent Corporation" shall mean any corporation which engages with the Company, its Parent or any Subsidiary in a transaction to which
Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

              b. "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

              c. "Subsidiary" shall have the same definition as "subsidiary corporation" in Section 424(f) of the Code.

         20. GOVERNING LAW. The Plan, such options as may be granted hereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of law provisions.

         21. PARTIAL INVALIDITY. The invalidity or illegality of any provision herein shall not affect the validity of any other provision.

         22. STOCKHOLDER APPROVAL. The Plan shall be subject to approval by the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote with respect to the adoption of the Plan at the next duly held meeting of the Company's stockholders at which a quorum is present. No options granted hereunder may be exercised prior to such approval, provided that the date of grant of any options granted hereunder shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the stockholders of the Company on or before December 31, 1996, the Plan and any options granted hereunder shall terminate.

                                                                      EXHIBIT B



                             1996 STOCK OPTION PLAN

                                       of

                        ALLOU HEALTH & BEAUTY CARE, INC.


         1. PURPOSES OF THE PLAN. This stock option plan (the "Plan") is designed to provide an incentive to employees (including officers and directors who are employees) of ALLOU HEALTH & BEAUTY CARE, INC., a Delaware corporation (the "Company"), or any of its Subsidiaries, as defined in Paragraph 19, and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options ("NQSOs"), but the Company makes no warranty as to the qualification of any option as an "incentive stock option" under the Code.

         2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 12, the aggregate number of shares of Class A Common Stock, $.001 par value per share, of the Company ("Class A Common Stock") for which options may be granted under the Plan shall not exceed 1,000,000. Such shares of Class A Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Class A Common Stock or shares of Class A Common Stock held in the treasury of the Company. Subject to the provisions of Paragraph 13, any shares of Class A Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Class A Common Stock as will be sufficient to satisfy the requirements of the Plan.

         3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by a committee of the Board of Directors consisting of not less than two Directors (the "Committee"). Each member of the Committee shall be (a) a "disinterested person" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934 ("Rule 16b-3") until such time as the amendments to Rule 16b-3 adopted by the Securities and Exchange Commission on May 30, 1996 in Release No. 34-37260 become effective with respect to the Plan (the "New Rule Date") and (b) from and after the New Rule Date, a "non-employee director" within the meaning of Rule 16b-3. A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

         Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion: to determine the employees who shall receive options; the times when they shall receive options; whether an option shall be an ISO or a NQSO; the number of shares of Class A Common Stock to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole, in part or in installments, and, if in installments, the number of shares of Class A Common Stock to be subject to each installment; whether the installments shall be cumulative; the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any installment; whether shares of Class A Common Stock may be issued on exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; whether to restrict the sale or other disposition of the shares of Class A Common Stock acquired upon the exercise of an option and to waive any such restriction; whether to subject the exercise of all or any portion of an option to the fulfillment of contingencies as specified in the Contract (as described in Paragraph 11), including without limitations, contingencies relating to entering into a covenant not to compete with the Company and its Subsidiaries, to financial objectives for the Company, a Subsidiary, a division, a product line or other category, and/or the period of continued employment of the optionee with the Company or its Subsidiaries, and to determine whether such contingencies have been met; when an optionee is Disabled (as defined in Paragraph 19); and to determine the amount, if any, necessary to satisfy the obligation of the Company or a Subsidiary to withhold taxes or other amounts with respect to the grant, exercise or disposition of an option or the disposition of the underlying shares of Class A Common Stock; the fair market value of a share of Class A Common Stock; to construe the respective Contracts and the Plan; with the consent of the optionee, to cancel or modify an option, provided that the modified provision is permitted to be included in an option granted under the Plan on the date of the modification, and provided, further, that in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; from and after the New Rule Date to approve any provision that, under Rule 16b-3, requires the approval of the Board of Directors, a committee of "non-employee directors" or the stockholders to be exempt (unless otherwise specifically provided herein); and to make all other determinations necessary or advisable for administering the Plan. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive. Any controversy or claim arising out of or relating to the Plan, any option granted under the Plan or any Contract shall be unilaterally determined by the Committee in its sole discretion. No member or former member of the Committee shall be liable for any action, failure to act or determination made in good faith with respect to the Plan or any option granted hereunder.

         4. ELIGIBILITY; GRANTS. The Committee may, consistent with the purposes of the Plan, grant options from time to time, to employees (including officers and directors who are employees) of the Company or any of its Subsidiaries. Options granted shall cover such number of shares of Class A Common Stock as the Committee may determine; provided, however, that the maximum number of shares of Class A
Common Stock for which options may be granted to any individual during a calendar year under the Plan is 100,000 (the "162(m) Maximum"); and provided, further, that the aggregate market value (determined at the time the option is granted) of the shares of Class A Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company or a Subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. The $100,000 ISO limitation shall be applied by taking ISOs into account in the order in which they were granted. Any option (or the portion thereof) granted in excess of such amount shall be treated as a NQSO.

         5. EXERCISE PRICE. The exercise price of the shares of Class A Common Stock under each option shall be determined by the Committee; provided, however, that the exercise price shall not be less than 100% of the fair market value of the Class A Common Stock subject to such option on the date of grant; and provided, further, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries, the exercise price of such ISO shall not be less than 110% of the fair market value of the Class A Common Stock subject to such ISO on the date of grant.

         The fair market value of a share of Class A Common Stock on any day shall be (a) if the principal market for the Class A Common Stock is a national securities exchange, the average between the highest and lowest sales prices per share of the Class A Common Stock on such day as reported by such exchange or on a composite tape reflecting transactions on such exchange, (b) if the principal market for the Class A Common Stock is not a national securities exchange and the Class A Common Stock is quoted on The Nasdaq Stock Market ("Nasdaq"), and
(i) if actual sales price information is available with respect to the Class A Common Stock, the average between the high and low sales prices per share of the Class A Common Stock on such day on Nasdaq, or (ii) if such information is not available, the average between the highest bid and the lowest asked prices for the Class A Common Stock on such day on Nasdaq, or (c) if the principal market for the Class A Common Stock is not a national securities exchange and the Class A Common Stock is not quoted on Nasdaq, the average between the highest bid and lowest asked prices per share for the Class A Common Stock on such day as reported on the OTC Bulletin Board Service, National Quotation Bureau, Incorporated or a comparable service; provided that if clauses (a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of a share of Class A Common Stock shall be determined by the Committee by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options.

         6. TERM. The term of each option granted pursuant to the Plan shall be such term as is established by the Committee, in its sole discretion, as set forth in the applicable Contract; provided, however, that the term of each ISO granted pursuant to the Plan shall be for a period not exceeding 10 years from the date of grant thereof, and provided, further, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Subsidiaries, the term of the ISO shall be for a period not exceeding five years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

         7. EXERCISE. An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office, stating which ISO or NQSO is being exercised, specifying the number of shares of Class A Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the Contract permits installment payments) (a) in cash or by certified check or (b) if the Contract at the time of grant so permits, with previously acquired shares of Class A Common Stock having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all options being exercised, or with any combination of cash, certified check or shares of Class A Common Stock.

         The Committee may, in its discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed exercise notice, together with a copy of his irrevocable instructions to a broker acceptable to the Committee to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

         A person entitled to receive Class A Common Stock upon the exercise of an option shall not have the rights of a stockholder with respect to such shares of Class A Common Stock until the date of issuance of a stock certificate to him for such shares; provided, however, that until such stock certificate is issued, any option holder using previously acquired shares of Class A Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

         In no case may a fraction of a share of Class A Common Stock be purchased or issued under the Plan.

         8. TERMINATION OF RELATIONSHIP. Except as may otherwise be provided in the applicable Contract, any holder of an option whose employment with the Company (and its Subsidiaries) has terminated for any reason other than his death or Disability (as defined in Paragraph 19) may exercise such option, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if his employment shall be terminated either (a) for Cause (as defined in Paragraph
19), or (b) without the consent of the Company, said option shall terminate immediately. Options granted under the Plan shall not be affected by any change in the status of the holder so long as he continues to be an employee of the Company or any of the Subsidiaries (regardless of having been transferred from one corporation to another).

         For purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company (or a related corporation) is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the indi vidual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave. In addition, for pur poses of the Plan, an optionee's employment with a Subsidiary of the Company shall be deemed to have terminated on the date such corporation ceases to be a Subsidiary of the Company.

         Nothing in the Plan or in any option granted under the Plan shall confer on any individual any right to continue in the employ of the Company or any of its Subsidiaries, or interfere in any way with the right of the Company or any of its Subsidiaries to terminate such relationship at any time for any reason whatsoever without liability to the Company or any of its Subsidiaries.

         9. DEATH OR DISABILITY OF AN OPTIONEE. If an optionee dies (a) while he is employed by the Company or any of its Subsidiaries, (b) within three months after the termination of his employment (unless such termination was for Cause or without the consent of the Company) or (c) within one year following the termination of his employment by reason of Disability, his option may be exercised, to the extent exercisable on the date of his death, by his Legal Representative (as defined in Paragraph 19) at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

         Any optionee whose employment has terminated by reason of Disability may exercise his option, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

         10. COMPLIANCE WITH SECURITIES LAWS. The Committee may require, in its sole discretion, as a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Class A Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of shares of Class A Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act or to keep any Registration Statement effective or current.

         The Committee may require, in its sole discretion, as a condition to the exercise of an option under the Plan, that the optionee execute and deliver to the Company his representations and warranties, in form, substance and scope satisfactory to the Committee, which the Committee determines are necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, including without limitation that (a) the shares of Class A Common Stock to be issued upon the exercise of the option are being acquired by the optionee for his own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Class A Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Class A Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee shall prior to any offer of sale or sale of such shares of Class A Common Stock provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope sat isfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

         In addition, if at any time the Committee shall determine in its discretion that the listing or qualification of the shares of Class A Common Stock subject to such option on any securities exchange or under any applicable law, or the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of an option, or the issuance of shares of Class A Common Stock thereunder, such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

         11. STOCK OPTION CONTRACTS. Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee, and shall contain such terms and conditions not inconsistent herewith as may be determined by the Committee.

         12. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Not withstanding any other provisions of the Plan, in the event of any change in the outstanding Class A Common Stock by reason of a stock dividend, recapitalization, merger or consolidation in which the Company is the surviving corporation, spin-off, split-up, combination or exchange of shares or the like, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof and the 162(m) Maximum shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive. Such adjustment may provide for the elimination of fractional shares, which might otherwise be subject to options without payment therefor.

         In the event of (a) the  liquidation  or  dissolution of the Company or
(b) a merger in which the Company is not the surviving corporation or a consolidation, any outstanding options shall terminate, unless other provision is made therefor in the transaction.

         13. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors on July 10, 1996. No option may be granted under the Plan after July 9, 2006. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, to comply with the provisions of Rule 16b-3, Section 162(m) of the Code, or any change in applicable law or to regulations or rulings of administrative agencies; provided, however, that no amendment shall be effective without the requisite prior or subsequent stockholder approval that would (a) except as contemplated in Para graph 12, increase the maximum number of shares of Class A Common Stock for which options may be granted under the Plan or the 162(m) Maximum, (b) prior to the New Rule Date, materially increase the benefits to participants under the Plan or (c) change the eligibility requirements for individuals entitled to receive options hereunder. No termination, suspension or amendment of the Plan shall, without the consent of the holder of an existing option affected thereby, adversely affect his rights under such option. The power of the Committee to construe and administer any options granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

         14. NON-TRANSFERABILITY OF OPTIONS. No option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the holder thereof, only by him or his Legal Representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

         15. WITHHOLDING TAXES. The Company or a Subsidiary may withhold cash and/or, subject to any applicable limitations under Rule 16b-3, shares of Class A Common Stock to be issued with respect thereto having an aggregate fair market value on the exercise date equal to the amount which the Committee determines is necessary to satisfy the obligation of the Company or any of its Subsidiaries to withhold Federal, state and local taxes or other amounts incurred by reason of the grant or exercise of an option, its disposition, or the disposition of the underlying shares of Class A Common Stock. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand. The Company shall not be required to issue any shares of Class A Common Stock pursuant to any such option until all required payments have been made. Fair market value of the shares of Class A Common Stock shall be determined in accordance with Paragraph 5.

         16. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Class A Common Stock issued upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act and applicable state securities laws, (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Class A Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Class A Common Stock transferred upon the exercise of an ISO granted under the Plan.

         The Company shall pay all issuance taxes with respect to the issuance of shares of Class A Common Stock upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

         17. USE OF PROCEEDS. The cash proceeds from the sale of shares of Class A Common Stock pursuant to the exercise of options under the Plan shall be added to the general funds of the Company and used for such general corporate purposes as the Board of Directors may determine.

         18. SUBSTITUTIONS AND ASSUMPTIONS OF OPTIONS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new options for prior options of a Constituent Corporation (as defined in Paragraph
19) or assume the prior options of such Constituent Corporation.

          19.  DEFINITIONS.

               1. "Cause" shall mean (i) if there is a written employment agreement between the optionee and the Company or any of its Subsidiaries that defines termination of such relationship for cause, cause as defined in such agreement, and (ii) in all other cases, cause as defined by applicable state law.
                2. "Constituent Corporation" shall mean any corporation which engages with the Company or any of its Subsidiaries in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent (as defined herein) or any Subsidiary of such corporation.

                3. "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

                4. "Legal Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under the Plan.

                5. "Parent" shall have the same definition as "parent corporation" in Section 424(e) of the Code.

                6. "Subsidiary" shall have the same definition as "subsidiary corporation" in Section 424(f) of the Code.

         20. GOVERNING LAW; CONSTRUCTION. The Plan, such options as may be granted hereunder, the Contracts and all related matters shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflict of law provisions.

Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the plural and the singular, and any term stated in the masculine, feminine or neuter shall include the masculine, feminine and neuter.

         21. PARTIAL INVALIDITY. The invalidity, illegality or unenforceability of any provision herein shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

         22. STOCKHOLDER APPROVAL. The Plan shall be subject to approval by a majority of the votes cast at the next duly held meeting of the Company's stockholders at which a majority of the outstanding voting shares are present, in person or by proxy, and voting on the Plan. No options granted pursuant to the Plan may be exercised prior to such approval, provided that the date of grant of any options granted thereunder shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the stockholders of the Company on or before July 9, 1997, the Plan and any options granted thereunder shall terminate.

                                                                  EXHIBIT C


                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                        ALLOU HEALTH & BEAUTY CARE, INC.


It is hereby certified that:

         1. The name of the corporation (hereinafter called the "Corporation") is ALLOU HEALTH & BEAUTY CARE, INC.

         2. The certificate of incorporation of the Corporation is hereby amended by striking out Article "FOURTH" thereof and by substituting in lieu of said Article the following new Article "FOURTH":

                  "FOURTH: The aggregate number of shares which the Corporation shall have authority to issue is 13,200,000, divided into three classes: (i) 10,000,000 shares of Class A Common Stock, par value $.001 per share (the "Class A Common Stock"); (ii) 2,200,000 shares of Class B Common Stock, par value $.001 per share (the "Class B Common Stock");
         (iii) 1,000,000 shares preferred stock, par value $.001 per share (the "Preferred Stock") (the Class A Common Stock and the Class B Common Stock collectively referred to herein as the "Common Stock").

         A.        Common Stock

                  (1) GENERAL. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any class as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any class.

                  (2) VOTING. Each holder of Class A Common Stock shall have one vote in respect of each share of Class A Common Stock held by him and each holder of Class B Common Stock shall have five votes in respect of each share of Class B Common Stock held by him on all matters voted upon by the stockholders.


                  (3) DIVIDENDS. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

                  (4) LIQUIDATION. Upon the dissolution or liquidation of the Company, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Company available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

                  (5) TRANSFERABILITY. All outstanding shares of Common Stock shall be freely transferable.

                  (6) CONVERSION OF CLASS B COMMON STOCK. All outstanding shares of Class B Common Stock shall be convertible at all times, at the election of the holder thereof, into an equal number of fully paid and nonassessable shares of Class A Common Stock by delivery of written notice by the holder of such shares of Class B Common Stock to the Corporation, or its transfer agent, of his election together with the certificate(s) representing the shares to be converted. Thereupon, the Corporation, or its transfer agent, as the case may be, shall exchange such certificate(s) for a certificate or certificates representing an equal number of shares of Class A Common Stock. Shares of Class B Common Stock shall be deemed to have been converted immediately prior to the close of business on the day upon which the Corporation, or its transfer agent, received such shares for conversion. The person entitled to receive the Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such Class A Common Stock at such time. Thereafter, the shares of Class B Common Stock so converted shall be authorized and unissued shares of Class B Common Stock of the Corporation.

                  With respect to any shares of Class B Common Stock converted into Class A Common Stock, until surrender as hereinafter provided, each outstanding certificate, which prior to such conversion represented shares of Class B Common Stock, shall be deemed for all purposes to evidence ownership of the number of shares of Class A

         Common Stock into which the shares of Class B Common Stock shall have been converted. Upon surrender to the Corporation, or its transfer agent, for cancellation of the certificate or certificates representing such shares, the holder thereof shall be entitled to receive a certificate or certificates representing the number of shares of Class A Common Stock to which such holder is entitled.

         B.        PREFERRED STOCK

                  The relative rights, preferences and limitations of the shares of Preferred Stock are as follows:

                  The Preferred Stock may be issued, from time to time, in one or more series, with such designations, preferences and relative participating, optional or other rights, qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors from time to time, pursuant to the authority herein given, a copy of which resolution or resolutions shall have been set forth in a Certificate made, executed, acknowledged, filed and recorded in the manner required by the laws of the State of Delaware in order to make the same effective. Each series shall consist of such number of shares as shall be stated and expressed in such resolution or resolutions providing for the issuance of the stock of such series. All shares of any one series of Preferred Stock shall be alike in every particular. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

                           (1) the number of shares constituting that series and
                  the distinctive designation of that series;

                           (2) whether the holders of shares of that series shall be entitled to receive dividends and, if so, the rates of such dividends, conditions under which and times such dividends may be declared or paid, any preference of any such dividends to, and the relation to, the dividends payable on any other class or classes of stock or any other series of the same class and whether dividends shall be cumulative or noncumulative and, if cumulative, from which date or dates;

                           (3) whether the holders of shares of that series shall have voting rights in addition to the voting rights provided by law and, if so, the terms of such voting rights;

                           (4)  whether   shares  of  that  series   shall  have
                  conversion or exchange privileges into or for, at the option of either the holder or the Corporation or upon the happening of a specified event, shares of any other class or classes or of any other series of the same or other class or classes of stock of the Corporation and, if so, the terms and conditions of such conversion or exchange including provision for adjustment of the conversion or exchange rate in such events as the Board of Directors shall determine;

                           (5) whether shares of that series shall be redeemable
                  and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case redemption, which amount may vary under different conditions and at different redemption dates;

                           (6) whether shares of that series shall be subject to
                  the operation of a retirement or sinking fund and, if so subject, the extent to and the manner in which it shall be applied to the purchase or redemption of the shares of that series, and the terms and provisions relative to the operation thereof;

                           (7) the rights of shares of that  series in the event
                  of  voluntary  or  involuntary  liquidation,   dissolution  or
                  winding up of the Corporation and any preference of any such rights to, and the relation to, the rights in respect thereto of any class or classes of stock or any other series of the same class; and

                           (8) whether shares of that series shall be subject or
                  entitled to any other preferences, and the other relative, participating, optional or other special rights and qualifications, limitations or restrictions of shares of that series and, if so, the terms thereof;

                  provided, however, that if the stated dividends and amounts payable on liquidation with respect to shares of any series of Preferred Stock are not paid in full, then the shares of all series of Preferred Stock shall share ratably in the payment of dividends including accumulations, if any, in accordance with the sums which would be payable on such shares if all dividends were declared and paid in full, and in any distribution of assets (other than by way if dividends) in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full."


         3. The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware. Signed and attested to on September __, 1996.



                                                   -----------------------------
                                                   Herman Jacobs, President and
                                                   Chief Operating Chief

Attest:



- ---------------------------
Jack Jacobs, Secretary

                        ALLOU HEALTH & BEAUTY CARE, INC.

                                      PROXY

               ANNUAL MEETING OF STOCKHOLDERS - SEPTEMBER 11, 1996 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


               The undersigned hereby appoints, as proxies for the undersigned, Victor Jacobs and Herman Jacobs and each of them, with full power of substitution, to vote all shares of Common Stock of the undersigned in Allou Health & Beauty Care, Inc. (the "Company") at the Annual Meeting of Stockholders of the Company to be held at the Boardroom of the American Stock Exchange, 86 Trinity Place, New York, New York, 10006 on September 11, 1996, at 10:00 a.m., local time (the receipt of Notice of which meeting and the Proxy Statement accompanying the same being hereby acknowledged by the undersigned), or at any adjournments thereof, upon the matter described in the Notice of Meeting and Proxy Statement and upon such other business as may properly come before such meeting or any adjournments thereof, hereby revoking any proxies heretofore given.

               EACH PROPERLY EXECUTED PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE HEREOF. IF NO SPECIFICATIONS ARE MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE LISTED NOMINEES AND "FOR" THE LISTED PROPOSALS.


(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

Please mark boxes [X] in blue or black ink.

               1. Election of Directors:

(INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE)

FOR ALL NOMINEES [_]                        WITHHOLD AUTHORITY [_]
(except as marked to                        to vote for all nominees
the contrary below)
(Victor Jacobs, Herman Jacobs, Ramon
Montes, David Shamilzadeh, Jack Jacobs,
Sol Naimark, Jeffrey Berg)


               2. Approval of the Company's 1995 Nonqualified  Stock
                  Option Plan for a maximum of 500,000 shares of the Company's Class B Common Stock.

FOR [_]                       AGAINST [_]                   ABSTAIN [_]


               3. Approval of the  Company's  1996 Stock Option Plan
                  for a maximum of 1,000,000 shares of the Company's Class A Common Stock.

FOR [_]                       AGAINST [_]                   ABSTAIN [_]


               4. Approval  of  the   amendment  to  the   Company's
                  Certificate of Incorporation: (i) to confirm that the shares of Class B Common Stock are convertible at any time into shares of Class A Common Stock on a one-for-one basis, which previously has been included in the Company's public disclosures; (ii) to provide that the shares of Class B Common Stock are freely transferable; and (iii) to increase the authorized Class B Common Stock from 1,700,000 to 2,200,000 shares

FOR [_]                       AGAINST [_]                   ABSTAIN [_]


               5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

FOR [_]                       AGAINST [_]                   ABSTAIN [_]


                                  NOTE:  Please  sign  your  name  or
                                  names  exactly as set forth hereon.
                                  If  signed as  attorney,  executor,
                                  administrator, trustee or guardian,
                                  please  indicate  the  capacity  in
                                  which you are  acting.  Proxies  by
                                  corporations  should be signed by a
                                  duly authorized  officer and should
                                  bear the corporate seal.

                                  Dated ______________________ , 1996


                                  ___________________________________
                                  Signature of Stockholder


                                  ___________________________________
                                  Print Name(s)



Please Sign and Return the Proxy Promptly in the Enclosed Envelope.